UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 25, 2011 (March 1, 2011)

FIFTH SEASON INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53141	26-0855681
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

C-22, Shimao Plaza, 9 Fuhong Lu
Futian District, Shenzhen 518033
People’s Republic of China
(Address of principal executive offices)

(86) 755 83 67 9378
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01           Change in Registrant’s Certifying Accountant

Resignation of Previous Independent Registered Public Accounting Firm

On February 25, 2011, Friedman LLP (“Friedman”), the independent auditor of Fifth Season International, Inc. (the “Company”), notified the Company of its resignation as the Company’s independent auditor, effective immediately, in anticipation of the Company’s planned acquisition of Fifth Season (Hong Kong) International Group Limited, a Hong Kong company.

Friedman’s reported on the Company’s financial statements as of and for the fiscal year ended June 30, 2010, and reviewed the fiscal quarters ended September 30, 2010 and December 31, 2010. Friedman’s reports on the Company’s financial statements as of and for the year ended June 30, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal year ended June 30, 2010 contained a going concern qualification as to the Company’s ability to continue as a going concern.

During the period from August 3, 2010, when Friedman was engaged, and through Friedman’s resignation on February 25, 2011, there were (1) no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Friedman with a copy of this disclosure on February 28, 2011, providing it with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Friedman, dated March 1, 2011 is filed as Exhibit 16.1 to this report.

The Board of Directors of the Company is currently reviewing candidates to serve as the Company’s independent auditor for future periods and will file a current report on Form 8-K as soon as it has made a determination in this regard.

Item 9.01           Financial Statements and Exhibits

(d)      Exhibits

Exhibit No.	Description

16.1	Letter from Friedman LLP, regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2011	FIFTH SEASON INTERNATIONAL, INC.

By: /s/ Shaoping Lu
Shaoping Lu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Friedman LLP, regarding change in certifying accountant